SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 25, 1999

                                 Eurotech, Ltd.
             (Exact name of registrant as specified in its charter)

     District of Columbia          000-22129              59-2855398
(State or other jurisdiction of    (Commission            (I.R.S. Employer
 incorporation or organization)    File Number)           Identification No.)

            1101 30th Street, N.W., Suite 500, Washington, D.C. 20007
                    (Address of principal executive offices)

                                 (202) 625-4382
               Registrant's telephone number, including area code

Item 5. Other Events.

      A. Board of Directors.

      On January 10, 1999, the Board of Directors accepted the resignation of Melvin Braun as a member of the Board of Eurotech, Ltd. (the "Company"). In a letter to the Board of Directors, Mr. Braun cited health concerns as the reason for his resignation.

      By resolution dated January 10, 1999, the remaining members of the Board of Directors appointed Dr. Randolph Graves, Jr. to serve as a member of the Board until the next meeting of shareholders at which directors are elected. Dr. Graves previously had served as a Director and the Chairman and Chief Executive Officer on the Board of Directors of the Company from 1995 through January 1998.

      During the last twelve months, Dr. Graves has acted as a technology consultant for Graves Technology, Inc. focusing on the marketing of technologies to overseas entities. From 1995 to early 1998, he served as a Director and the Chairman and Chief Executive Officer of the Company and was responsible for negotiating the acquisition of the Company's primary technologies and developing a marketing plan with respect to such technologies. From November 1992 until January 1995, Dr. Graves was the President and Chief Executive Officer of Mosaic Multisoft Corp., a computer software company. From February 1991 until November 1992, Dr. Graves was President of Graves Technology, Inc., a technology consulting company. From September 1989 to January 1991, Dr. Graves was the Vice President-Applications of Super Computing Solutions, Inc., a computer software development company. From June 1963 to September 1989, Dr. Graves was the Research and Development Division Director of the National Aeronautics and Space Administration in Washington, D.C. Dr. Graves received his Doctor of Science degree from the George Washington University and a Masters degree in Business From Stanford University.

      On January 7, 1999, the Board of Directors appointed David Wilkes as the Chairman of the Board of the Company. A biography of Mr. Wilkes appears in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on December 15, 1999.

      B. Appointment of President.

      On January 10, 1999, the Board of Directors appointed Frank Fawcett to serve as the President and Chief Executive Officer of the Company for a period of three months pursuant to the terms of a certain letter agreement dated January 11, 1999 (the "Fawcett Agreement"). Mr. Fawcett was engaged to focus on
(i) developing a business and marketing plan, (ii) implementing the marketing plan and (iii) securing financing for the Company. In accordance with the Fawcett Agreement, the Company will pay to Mr. Fawcett a weekly salary of $2,000 plus expenses. At the conclusion of the term of Mr. Fawcett's employment under the Fawcett Agreement, the Company and Mr. Fawcett will review his performance and make a determination as to whether to execute a new agreement by which Mr. Fawcett would be engaged on a continuing basis by the Company.

      Mr. Fawcett business experience has emphasized product marketing. Prior to joining the Company, from 1995 to 1997, Mr. Fawcett served as the President of Isbre Holdings Corporation, a holding company which imported bottled water from Norway, where he was responsible for national and international distribution and assisted the company in having its stock listed on the Nasdaq market. From 1993 to 1995, he was the President of Fawcett International Investment Corporation providing business consulting services designed to increase a company's revenues and streamline its operations. From 1991 to 1993, Mr. Fawcett serves as the Director of International Investments of Newcomb & Company where he developed new business for investments into US corporations including airlines and oil companies. From 1987 to 1993, Mr. Fawcett was the Vice President-Operations and later Vice President-Sales and Marketing of Eastern Technologies, Ltd., where he was responsible for sales of aircraft and related technology to the United States government. From 1985 to 1987, he served as the Executive Vice President and a principal of Interactive Technologies, Ltd., where he developed and implemented procedures to permit companies to act as prime contractors with the US and foreign governments.. From 1983 to 1986, he served as the Executive Vice President and as a principal of Siska Construction where he was responsible for marketing, project development, bids, proposals, and insurance and bonding for government projects in a business targeted at new construction and rehabilitation of military bases, courthouses, embassies and alert crew facilities. From 1965 to 1984, Mr. Fawcett served as the Program Materials Manager of Lockheed/Sanders Associates where he was responsible for the manufacture of flight line testers for the entire arsenal of the US Air Force.

      C. Material Agreements.

      The Company has entered into a series of agreements with two persons pursuant to which it will borrow up to an aggregate of $500,000. In accordance with a certain agreement dated January 6, 1999 between the Company and David Wilkes (the "Wilkes Agreement"), a Director and the Chairman of the Board of the Company ("Mr. Wilkes"), Mr. Wilkes agreed to loan the Company the sum of $100,000 (the "Wilkes Loan"). To date, Mr. Wilkes has funded $50,000 of the total amount to be loaned by him under the Wilkes Agreement, which sum is evidenced by a secured promissory note dated January 7, 1999 (the "First Wilkes Note"). Mr. Wilkes has agreed to deliver the remaining $50,000 required under the Wilkes Agreement by March 31, 1999, which sum shall be evidenced by a secured promissory note substantially similar to the First Wilkes Note (the second promissory note to be delivered by the Company to Wilkes is herein referred to as the "Second Wilkes Note" which, together with the First Wilkes Note, are sometimes herein referred to as the "Wilkes Notes"). The Company is entitled to use the proceeds derived from the Wilkes Notes in the discretion of the Board of Directors. The First Wilkes Note is payable on January 7, 2000 and the Second Wilkes Note will be payable one year from the date the Company receives funding from Mr. Wilkes. The Wilkes Notes bear interest at the rate of 13% per annum and are prepayable by the Company at any time prior to maturity. The Wilkes Notes are secured by all of the intangible property of the Company pursuant to the terms of a Security Agreement (as hereafter defined), a summary of which is set forth below.

      On January 6, 1999, JNC Strategic Fund Ltd. ("JNC") extended a loan to the Company of $400,000 (the JNC Loan"), which loan is evidenced by a secured promissory note dated January 6, 1999 in like amount (the "JNC Note" and the JNC Note and the Wilkes Notes may sometime herein be referred to as the "Notes"). The JNC Note is payable on January 6, 2000 or such earlier date pursuant to the terms thereof, with interest accrued at the rate of 13% per annum and is prepayable by the Company at any time prior to maturity. The JNC Note is secured by all of the intangible property of the Company pursuant to the terms of the Security Agreement, a summary of which is set forth below. The JNC Note is convertible into the Company's 8% Secured Convertible Debenture due three years from the date of issuance, a summary of which is set forth below.

      The proceeds of the JNC Loan (the "JNC Loan Proceeds") were delivered into escrow and will be released from such escrow in accordance with the provisions of an escrow agreement dated as of January 6, 1999 (the "Escrow Agreement"). Pursuant to the terms of the Escrow Agreement, the Company is entitled to draw upon the JNC Loan Proceeds by providing JNC with not more than fifteen nor less than five business days' written notice of its desire to use some or all of the then undistributed or unreturned JNC Loan Proceeds, which notice must describe the purpose to which Company proposes to apply such funds (a "Use Notice"). JNC shall have two business days from its receipt of such Use Notice to approve or disapprove of the amount and use of the JNC Loan Proceeds as set forth therein. The decision of JNC to approve or disapprove of the use of JNC Loan Proceeds set forth in any Use Notice is at the sole discretion of JNC. Failure by the Company to utilize the JNC Loan Proceeds requested in accordance with a Use Notice constitutes a default under the terms of the Escrow Agreement. If JNC disapproves of the amount or use of the JNC Loan Proceeds as set forth in a Use Notice, the Company may thereafter deliver a second Use Notice for the use of the JNC Loan Proceeds then held in escrow. If JNC again disapproves of such Use Notice and the Company and JNC do not agree as to the use of such JNC Loan Proceeds within twenty business days after the date of the last Use Notice relating to the use of such proceeds, then JNC has the right to require the escrow agent holding the JNC Loan Proceeds to deliver to JNC the full amount of the JNC Loan Proceeds then held in escrow.

      As additional consideration for making the JNC Loan and the Wilkes Loan, the Company issued common stock purchase warrants to each of Mr. Wilkes (the "Wilkes Warrant") and JNC (the "JNC Warrant" and, together with the Wilkes Warrants, the "Warrants"). The Company issued to Mr. Wilkes a warrant entitling him to purchase up to 9,375 shares of Common Stock in connection with the First Wilkes Note and will issue a like warrant upon funding of the Second Wilkes Note. The Company issued to JNC a warrant to purchase up to 75,000 shares of Common Stock. The Warrants entitle the holders to purchase the number of shares of Common Stock specified therein for a period of five years from the date of issuance at a price equal to 110% of the average of the closing bid price per share of the Common Stock on the OTC Bulletin Board during the five (5) trading days immediately preceding the date of issuance of such warrants. The holders of the Warrants were granted "piggy-back" registration rights with respect to all of the shares of Common Stock issuable upon exercise thereof (the "Warrant Shares"), which obligates the Company to include the Warrant Shares (or any portion thereof as the holder may elect) in any registration statement under the Securities Act of 1933 (the "Act") that the Company files with the SEC (other than registration statements on Form S-8 or Form S-4 covering securities issued by the Company pursuant to an employee benefit plan or in connection with a merger, acquisition or similar transaction, respectively). Further, the holders of the Warrants, when the Warrant Shares are not registered pursuant to an effective registration statement, may demand registration of the Warrant Shares under the Act (a

"Demand Registration"). The right to cause such registration of the Warrant Shares shall be limited to one such registration. The Company has agreed to pay all expenses in connection with any Demand Registration.

      The JNC Note is convertible at any time after issuance until maturity into the Company's 8% Secured Convertible Debenture due three years after the date of issuance (the "JNC Debenture"). The JNC Debenture bears interest at the rate of 8% per annum, payable quarterly, in cash or Common Stock at the option of the Company.

      The JNC Debenture is convertible into number of shares of Common Stock as is determined by dividing the outstanding principal amount of the JNC Debenture, plus all accrued but unpaid interest thereon, by the Conversion Price (as hereafter defined), subject to adjustment as provided therein. The conversion price (the "Conversion Price") in effect on the date of any conversion is equal to the lesser of (a) the average of the closing bid price per share of the Common Stock on the OTC Bulletin Board during the five trading days immediately preceding the date of issuance of the JNC Debenture and (b) 75% of the average of the closing bid price per share of the Common Stock on the OTC Bulletin Board during the five trading day period immediately preceding the applicable date upon which the holder seeks to convert the JNC Debenture. The Conversion Price and consequently, the number of shares of Common Stock into which the JNC Debenture is convertible, is subject to adjustment under certain circumstances, including, among other things, in the event that the Company (i) issues additional Common Stock as a dividend or otherwise, or subdivides or reclassifies the class of Common Stock, (ii) issues securities or debt that is convertible into or exchangeable for shares of Common Stock entitling any person to acquire shares of Common Stock at a price per share less than the Conversion Price, or (iii) reclassifies or agrees to exchange its stock for other securities.

      The Company has agreed that it will file with the SEC, at its expense, a registration statement covering the resale of the shares of Common Stock underlying the JNC Debenture. The Company shall use its best efforts to keep such registration statement continuously effective under the Act until the date which is three years after the date that such registration statement is declared effective by the SEC or such earlier date when all of the shares issuable upon conversion of the JNC Debenture covered by the registration statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Act.

      As an inducement for Wilkes and JNC to make the Wilkes Loan and the JNC Loan, respectively, and to secure the timely payment of its obligations under the Notes and under those certain 8% Secured Convertible Debentures due July 20, 2001 in an aggregate principal amount of $1,000,000 issued by the Company in favor of JNC on July 20, 1998 (the Company's obligations under said debentures are herein referred to as the "July Obligations"), the Company entered into a Security Agreement dated as of January 6, 1999 (the "Security Agreement") whereby it granted a security interest to each of Mr. Wilkes and JNC (for purposes of the discussion relating to the Security Agreement, Mr. Wilkes and JNC may sometimes be referred to as the "Secured Parties") in all of the Company's right, title and interest in and to all trademarks, patents, copyrights, and other general intangible property of the Company, all trade secrets, intellectual property rights in computer software and computer software products, design rights which may be available to the Company, rights to proceeds arising from any and all claims for damages by way of past, present and future infringement of any Collateral (as hereafter defined) with the right but not the obligation to sue on behalf of and collect such damages for said use or infringement, licenses to use any of the copyrights, patents or trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights. The term "Collateral" includes all of the foregoing items, whether presently owned or existing or acquired or coming into existence after the date of the Security Agreement, all additions and accessions thereto, all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the license, sale or other transfer of Collateral and of insurance covering the same and of any tort claims in connection therewith.

      In the event of any default under the Security Agreement, the Secured Parties are entitled, among other things, to exercise all remedies conferred under the JNC Note, the July Obligations, the JNC Debenture and the Escrow Agreement and Mr. Wilkes has the right to exercise all remedies conferred under the Wilkes Notes, and each Secured Party has all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any property subject to the Security Agreement is then located). Without limitation, the Secured Parties shall have the right to (i) take possession of all tangible manifestations or embodiments of the Collateral, (ii) operate the business of the Company using the Collateral and shall have the right to assign, sell, or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise in such ever manner and for such ever consideration as it they see fit, including the right to purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Company: (iii) license or, to the same extent the Company is permitted by law and contract to do so, sublicense, whether or an exclusive or non-exclusive basis, any of the Collateral throughout the world for such term, on such conditions and in such manner as the Secured Parties shall, in their sole discretion, determine; (iv) (without assuming any obligations or liabilities thereunder), at any time, enforce against any licensee or sublicensee of the Collateral all rights and remedies of the Company in, to and under any license agreement with respect to such Collateral; (v) in order to implement the assignment, license, sale or other disposition of any of the Collateral pursuant to the Security Agreement, execute and deliver on behalf of the Company one or more instruments of assignment of the Collateral in form suitable for filing, recording or registration in any jurisdictions as the Secured Parties may determine advisable. The Secured Parties rights shall continue in the Collateral until all obligations under the various agreements and securities described above shall have been satisfied by the Company.

      Defaults under the Security Agreement include the following: (i) the failure by the Company to pay any amounts of principal or interest when, as, and in the amount due, pursuant to the Notes, the July Obligations or the JNC Debenture; (ii) if any representation or warranty of the Company in the Security Agreement shall prove to have been incorrect in any material respect when made;
(iii) the failure by the Company to observe or perform any of its obligations under the Security Agreement for ten days after receipt by the Company of notice of such failure from JNC or its assignee(s); and (iv) any default under the Escrow Agreement, the July Obligations or the JNC Debenture.

      The Security Agreement appoints the Secured Parties, and their respective officers, agents, successors or assigns with full power of substitution, as the Company's true and lawful attorney-in-fact, with power, in their own name or in the name of the Company, to, after the occurrence and during the continuance of any default thereunder, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Parties; (ii) to sign and endorse any UCC financing statement or any other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Parties, and at the Company's expense, at any time, or from time to time, all acts and things which the Secure Parties deem necessary to protect, preserve and realize upon the Collateral and the security interest granted therein in order to effect the intent of the Security Agreement, the Notes, the July Obligations and the JNC Debenture. The power of attorney is coupled with an interest and is irrevocable for the term of the Security Agreement and thereafter until all of the Company's obligations outstanding under the various agreements discussed herein and the July Obligations are satisfied.

Item 7(c). Exhibits.

      (a) Agreement between the Company and David Wilkes dated January 6, 1999 pursuant to which Mr. Wilkes agrees to extend loans to the Company.

      (b) Secured promissory note in the principal amount of $400,000 made in favor of JNC Strategic Fund Ltd. due January 6, 2000.

      (c) Secured promissory note in the principal amount of $50,000 made in favor of David Wilkes due January 6, 2000.

      (d) Form of secured promissory note in the principal amount of $50,000 to be issued in favor of David Wilkes upon the delivery of funds in like amount due one year from the date of funding.

      (e) Form of Escrow Agreement dated as of January 6, 1999 among the Company, JNC Strategic Fund Ltd. and Encore Capital Management, L.L.C. as escrow agent.

      (f) Warrant to purchase 75,000 shares of Common Stock issued in favor of JNC Strategic Fund Ltd.

      (g) Warrant to purchase 9,375 shares of Common Stock issued in favor of David Wilkes.

      (h) Security Agreement dated as of January 6, 1998 among the Company, JNC Strategic Fund Ltd. and David Wilkes.

      (i) Form of 8% Secured Convertible Debenture issuable upon conversion of the promissory notes made in favor of JNC Strategic Fund Ltd.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EUROTECH, LTD.


Dated: January 26, 1999                     By: /s/ Frank Fawcett
                                                ----------------------------
                                                Frank Fawcett, President and
                                                Chief Executive Officer

                                                                    Confidential
                                                              Draft dated 1/4/99

                                    AGREEMENT

            This Agreement, dated as of January __, 1999, is made by and between David Wilkes ("Wilkes") and Eurotech, Ltd. (the "Company").

            For valuable consideration, the receipt and sufficiency are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Wilkes shall, concurrently with his execution and delivery of this Agreement, loan the Company the principal sum of $50,000. Such loan shall be evidenced by a Secured Promissory Note of the Company, in the form of Exhibit A attached hereto, and secured by a Security Agreement, in the form of Exhibit B attached hereto (the "Security Agreement").

      2. By January 31, 1999, Wilkes shall loan the Company an additional principal sum of $50,000. Such loan shall be evidenced by a Secured Promissory Note of the Company, in the form of Exhibit A attached hereto, and secured by the Security Agreement.

      3. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without regard to the principal of conflicts of laws thereof.

      4. The Company and Wilkes understand and acknowledge that JNC Strategic Fund Ltd. is relying on the making of the loans contemplated in this Agreement in determining whether to loan up to $400,000 to the Company.

      5. Each of Wilkes and the Company represent and warrant to the other that it has the requisite power and authority to enter into and consummate the transactions contemplated by this Agreement and that, when executed and delivered in accordance with the terms hereof, this Agreement, the Promissory Notes and the Security Agreement, shall be the legally valid and binding obligations of such party, enforceable against such party in accordance with its respective terms.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.


                                    EUROTECH, LTD.


                                    By:
                                        -------------------------
                                        Name:
                                        Title


                                    DAVID WILKES


                                    -----------------------------

                             SECURED PROMISSORY NOTE

$400,000                                                         January 6, 1999

            FOR VALUE RECEIVED, EUROTECH, LTD., a corporation organized under the laws of the District of Columbia ("Maker"), hereby promises to pay to JNC Strategic Fund Ltd., or its successors and assigns ("Payee"), at its address c/o Encore Capital Management, L.L.C., 12007 Sunrise Valley Drive, Suite 460, Reston, VA 20191, or to such other address as Payee shall provide in writing to Maker for such purpose, in lawful money of the United States of America, the principal sum of FOUR HUNDRED THOUSAND DOLLARS ($400,000), on January 6, 2000 (the "Maturity Date") or on such earlier date as such principal amount may become due and payable pursuant to the terms hereof.

            At the sole option of Payee, at any time after the date hereof and prior to the Maturity Date the principal amount and any accrued and unpaid interest due under this Secured Promissory Note (the "Promissory Note") may be exchanged, in whole or in part, for an 8% Secured Convertible Debenture of the Maker, substantially in the form of Exhibit A attached hereto. In the event of such an exchange, the Maker shall, promptly thereafter and, in any event, within fifteen (15) days thereafter, enter into (or where appropriate, amend) definitive agreements and prepare, deliver and file all certificates, legal opinions and consents substantially similar to those entered into, prepared, delivered and filed in connection with sale to Payee of the Maker's 8% Convertible Debentures due July 20, 2001and acceptable to Payee.

            This Promissory Note shall be subject to the terms and conditions of each of the Escrow Agreement of even date herewith among Maker, Payee and Encore Capital Management, L.L.C. (the "Escrow Agreement") and the Security Agreement, effective as of the date hereof, among Maker, Payee and David Wilkes (the "Security Agreement").

            The Payee shall have the right to declare immediately due and payable all then unpaid principal and accrued interest due under this Promissory
Note if (a) Maker breaches any material term or condition of the Escrow Agreement, or the Warrant of Maker of even date herewith, pursuant to which Payee has the right to acquire 75,000 shares of the Maker's Common Stock, or (b) there shall occur an Event of Default under the Security Agreement, or (c) the Maker becomes obligated to make, prior to January 6, 2000, any payment under the Maker's Secured Promissory Note to David Wilkes, due January 6, 2000, or (d) the Maker makes, or becomes obligated to make, prior to January 7, 2000, any payment under the Maker's Secured Promissory Note to David Wilkes, due January 7, 2000, other than as permitted therein or (e) the Security Agreement is not executed by January 20, 1999, or (f) the security interest granted by the Security Agreement is not perfected by January 20, 1999.

            Interest shall accrue on the unpaid principal amount of this Promissory Note at the rate of 13% per annum from the date hereof until such unpaid principal amount is paid in full. Interest shall be payable on the Maturity Date, or such earlier date as such amounts may be due hereunder, computed on the basis of a 365-day year for the actual number of days elapsed.

            All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of Payee in exercising any of its options, powers or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. Maker hereby waives presentment of payment, protest, and all notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Promissory Note. Acceptance by Payee of less than the full amount due and payable hereunder shall in no way limit the right of Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

            No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

            The rights and remedies of Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available.

            If this obligation is placed in the hands of an attorney for collection after default, and provided Payee prevails on the merits in respect to its claim of default, Maker shall pay (and shall indemnify and hold harmless Payee from and against), all reasonable attorneys' fees and expenses incurred by Payee in pursuing collection of this Promissory Note.

            This Promissory Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee," as used herein, shall also include any endorsee, assignee or other holder of this Promissory Note.

            This Promissory Note has been duly authorized, executed and delivered by Maker and is the legal obligation of Maker, enforceable against Maker in accordance with its terms.

            If this Promissory Note is lost, stolen, mutilated or otherwise destroyed, Maker shall execute and deliver to Payee a new promissory note containing the same terms, and in the same form, as this Promissory Note. In such event, Maker may require Payee to deliver to Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

            This Promissory Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Promissory Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                                  * * * * * * *

            IN WITNESS WHEREOF, Maker has caused this Promissory Note to be duly executed and delivered as of the day and year first set forth above.

                        EUROTECH, LTD.


                        By:
                           -------------------------------
                           Name:
                           Title:

                             SECURED PROMISSORY NOTE

$50,000                                                          January 6, 1999

            FOR VALUE RECEIVED, EUROTECH, LTD., a corporation organized under the laws of the District of Columbia ("Maker"), hereby promises to pay to David Wilkes ("Payee"), at his address at 15 Somerset Drive South, Great Neck, NY 10020, or to such other address as Payee shall provide in writing to Maker for such purpose, in lawful money of the United States of America, the principal sum of FIFTY THOUSAND DOLLARS ($50,000), on the later to occur of January 6, 2000 and the date on which the Company's obligations under its $400,000 Secured Promissory Note to JNC Strategic Fund Ltd. (the "Strategic Note") is repaid in full or exchanged into the Company's debentures pursuant to its terms thereof (the "Maturity Date").

            This Secured Promissory Note shall be subject to the terms and conditions of the Security Agreement, effective as of the date hereof, among Maker, JNC Strategic Fund Ltd. and Payee (the "Security Agreement"). This Secured Promissory Note is one of the two Secured Promissory Notes contemplated by the Agreement, dated as of January 6, 1999, between Payee and Maker.

            The Payee shall have the right to declare immediately due and payable all then unpaid principal and accrued interest due under this Promissory
Note if (a) there shall occur an Event of Default under the Security Agreement, or (b) the Security Agreement is not executed by January 20, 1999, or (c) the security interest granted by the Security Agreement is not perfected by January 20, 1999.

            Interest shall accrue on the unpaid principal amount of this Secured Promissory Note at the rate of 13% per annum from the date hereof until such unpaid principal amount is paid in full. Interest shall be payable on the Maturity Date, or such earlier date as such amounts may be due hereunder, computed on the basis of a 365-day year for the actual number of days elapsed.

            All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of Payee in exercising any of its options, powers or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. Maker hereby waives presentment of payment, protest, and all notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Secured Promissory Note. Acceptance by Payee of less than the full amount due and payable hereunder shall in no way limit the right of Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

            Except with respect to the immediately following sentence, which may not be modified, amended or waived, no term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby. Maker shall not pay any obligation under this Note prior to the Maturity Date, or such earlier date as such payment shall become due hereunder.

            The rights and remedies of Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available.

            If this obligation is placed in the hands of an attorney for collection after default, and provided Payee prevails on the merits in respect to its claim of default, Maker shall pay (and shall indemnify and hold harmless Payee from and against), all reasonable attorneys' fees and expenses incurred by Payee in pursuing collection of this Secured Promissory Note.

            This Secured Promissory Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its permitted successors and assigns.

            This Secured Promissory Note has been duly authorized, executed and delivered by Maker and is the legal obligation of Maker, enforceable against Maker in accordance with its terms.

            If this Secured Promissory Note is lost, stolen, mutilated or otherwise destroyed, Maker shall execute and deliver to Payee a new promissory note containing the same terms, and in the same form, as this Secured Promissory Note. In such event, Maker may require Payee to deliver to Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

            This Secured Promissory Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Secured Promissory Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                                  * * * * * * *

            IN WITNESS WHEREOF, Maker has caused this Promissory Note to be duly executed and delivered as of the day and year first set forth above.

                        EUROTECH, LTD.


                        By:
                           ---------------------------------
                           Name:
                           Title:

                             SECURED PROMISSORY NOTE

$50,000                                                          January 7, 1999

            FOR VALUE RECEIVED, EUROTECH, LTD., a corporation organized under the laws of the District of Columbia ("Maker"), hereby promises to pay to David Wilkes ("Payee"), at his address at 15 Somerset Drive South, Great Neck, NY 10020, or to such other address as Payee shall provide in writing to Maker for such purpose, in lawful money of the United States of America, the principal sum of FIFTY THOUSAND DOLLARS ($50,000), on the later to occur of January 7, 2000 and the date on which the Company's obligations under its $400,000 Secured Promissory Note to JNC Strategic Fund Ltd. (the "Strategic Note") is repaid in full or exchanged into the Company's debentures (the "Strategic Debentures") pursuant to its terms thereof (the "Maturity Date").

            This Secured Promissory Note shall be subject to the terms and conditions of the Security Agreement, effective as of the date hereof, among Maker, JNC Strategic Fund Ltd. and Payee (the "Security Agreement"). This Secured Promissory Note is one of the two Secured Promissory Notes contemplated by the Agreement, dated as of January 6, 1999, between Payee and Maker.

            The Payee shall have the right to declare immediately due and payable all then unpaid principal and accrued interest due under this Promissory
Note if (a) there shall occur an Event of Default under the Security Agreement, or (b) the Security Agreement is not executed by January 20, 1999, or (c) the security interest granted by the Security Agreement is not perfected by January 20, 1999.

            Interest shall accrue on the unpaid principal amount of this Secured Promissory Note at the rate of 13% per annum from the date hereof until such unpaid principal amount is paid in full. Interest shall be payable on the Maturity Date, or such earlier date as such amounts may be due hereunder, computed on the basis of a 365-day year for the actual number of days elapsed.

            All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of Payee in exercising any of its options, powers or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. Maker hereby waives presentment of payment, protest, and all notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Secured Promissory Note. Acceptance by Payee of less than the full amount due and payable hereunder shall in no way limit the right of Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

            Except with respect to the immediately following sentence, which may not be modified, amended or waived, no term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby. Maker shall not pay any obligation under this Note prior to the Maturity Date, or such earlier date as such payment shall become due hereunder.

            The Maker shall not have the right to pay any obligations under this Note prior to the date on which either the Maker's obligations under either the Strategic Note or the Strategic Debentures (as applicable) are repaid in full or such earlier date as such payment shall become due and payable hereunder, provided, that if at any time after the date hereof the Maker's obligations under either the Strategic Note or the Strategic Debentures (as applicable) have been partially repaid, then the Maker shall have the right to pay an equivalent pro-rata portion of the obligations due under this Note (by way of example, if the Maker shall repay an aggregate of $100,000 of the obligations due under the Strategic Note, the Maker shall thereafter be permitted to repay an aggregate of $12,500 of the obligations under this Note).

            The rights and remedies of Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available.

            If this obligation is placed in the hands of an attorney for collection after default, and provided Payee prevails on the merits in respect to its claim of default, Maker shall pay (and shall indemnify and hold harmless Payee from and against), all reasonable attorneys' fees and expenses incurred by Payee in pursuing collection of this Secured Promissory Note.

            This Secured Promissory Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its permitted successors and assigns.

            This Secured Promissory Note has been duly authorized, executed and delivered by Maker and is the legal obligation of Maker, enforceable against Maker in accordance with its terms.

            If this Secured Promissory Note is lost, stolen, mutilated or otherwise destroyed, Maker shall execute and deliver to Payee a new promissory note containing the same terms, and in the same form, as this Secured Promissory Note. In such event, Maker may require Payee to deliver to Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

            This Secured Promissory Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Secured Promissory Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                                  * * * * * * *

            IN WITNESS WHEREOF, Maker has caused this Promissory Note to be duly executed and delivered as of the day and year first set forth above.

                        EUROTECH, LTD.


                        By:
                            --------------------------
                            Name:
                            Title:

                                ESCROW AGREEMENT

            ESCROW AGREEMENT (this "Agreement"), dated as of January 6, 1999, by and among Eurotech, Ltd. (the "Company"), JNC Strategic Fund Ltd. (the "Lender"), and Encore Capital Management, L.L.C. (the "Escrow Agent").

                                    Recitals

            A. The Company has made and delivered to the Lender a Secured Promissory Note, due January 6, 2000, pursuant to which the Lender has agreed to loan an aggregate principal amount of $400,000 to the Company (the "Note"). Capitalized terms that are used and not otherwise defined in this Agreement that are defined in the Note shall have the meaning set forth in the Note.

            B. In order to induce the Lender into making the loan contemplated by the Note, the Company agreed that the Lender will have the right to approve each disbursement of proceeds under the Note.

            C. The Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the disbursement of the proceeds of the Note.

            NOW, THEREFORE, IT IS AGREED:

            1. Deposit of Proceeds.

                  a. Concurrently with the execution of this Agreement, the Lender shall deposit with the Escrow Agent $390,000, representing the maximum loan under the Note less the fees and disbursements incurred by Lender in preparing this Agreement, the Note and certain other documents contemplated by the transactions under the Note (as reduced from time to time in accordance with the terms hereof, the "Proceeds"). The Proceeds shall be delivered by the Lender to the Escrow Agent by wire transfer of immediately available funds to an account designated for such purpose by the Escrow Agent.

                  b. The Lender and the Company understand that the Proceeds delivered to the Escrow Agent pursuant to Section 1(a) shall be held in escrow in an interest bearing account of the Escrow Agent until disbursed to the Company or returned to the Lender in accordance with the terms of this Agreement.

            2. Terms of Escrow.

                  a. The Escrow Agent shall hold the Proceeds in escrow until the earliest to occur of (i) the receipt by the Escrow Agent of instructions from the Lender pursuant to Section 3(a), (ii) the receipt by the Escrow Agent of a demand by the Lender of the return of the undisbursed Proceeds pursuant to
Section 3(b) or Section 3(c), and (iii) the receipt by the Escrow Agent of a written notice, executed by both the Company and the Lender, jointly directing the release of the Proceeds.

            b. If the Escrow Agent, prior to delivering or causing to be delivered the Proceeds in accordance herewith, receives notice of objection, dispute, or other assertion in accordance with any of the provisions of this Agreement, the Escrow Agent shall continue to hold the Proceeds until such time as the Escrow Agent shall receive (i) written instructions jointly executed by the Lender and the Company, directing distribution of such Proceeds, or (ii) a certified copy of a judgment, order or decree of a court of competent jurisdiction, final beyond the right of appeal, directing the Escrow Agent to distribute said Proceeds to any party hereto or as such judgment, order or decree shall otherwise specify (including any such order directing the Escrow Agent to deposit the Proceeds into the court rendering such order, pending determination of any dispute between any of the parties). In addition, the Escrow Agent shall have the right to deposit the Proceeds with a court of competent jurisdiction pursuant to Section 1006 of the New York Civil Practice Law and Rules without liability to any party if said dispute is not resolved within 30 days of receipt of any such notice of objection, dispute or otherwise.

            3. Release of Proceeds.

                  a. The Company shall provide the Lender with not more than 15 nor less than 5 business days' written notice (such a notice, a "Use Notice") of its desire to use some or all of the then undistributed or unreturned Proceeds for the purpose set forth in such Use Notice. The Lender shall have 2 business days from its receipt of a Use Notice to approve or disapprove of the amount and use of the Proceeds as set forth in such Use Notice. Silence by the Lender shall be deemed to be notice of its disapproval. The decision of the Lender to approve or disapprove of the use of Proceeds set forth in any Use Notice shall be at the sole discretion of the Lender and may be given or withheld for any or no reason (which reason need not be communicated to the Company). Failure by the Company to utilize the Proceeds in accordance with a Use Notice shall be a default hereunder.

            b. If the Lender shall disapprove of the amount or use of the Proceeds as set forth in a Use Notice, the Company may thereafter deliver a second Use Notice for the use of such Proceeds. If the Lender shall again disapprove of such Use Notice and the Company and the Lender shall not agree as to the use of such Proceeds within 20 business days after the date of the second Use Notice relating to the use of such Proceeds, then the Lender shall have the right to require the Escrow Agent to deliver to the Lender the full amount of the Proceeds then held in escrow hereunder. Furthermore, if David Wilkes fails for any reason to loan, prior to March 31,

1999, an aggregate of $100,000 to the Company pursuant to the Agreement, dated as of January 6, 1999 between the Company and David Wilkes, then the Lender shall have the right to require the Escrow Agent to deliver to the Lender the full amount of the Proceeds then held in escrow hereunder. In either case contemplated by either of the immediately preceding two sentences, (x) the principal due under the Note shall be reduced by the amount of Proceeds returned to the Lender as a result of a demand by Lender and (y) the Lender shall have the right, exercisable at its sole option, to accelerate the Maturity Date in respect of the Proceeds, plus accrued and unpaid interest thereon, disbursed to the Company in accordance with the terms hereof prior to the date of the Lender's demand for the return of Proceeds pursuant to the immediately prior sentence.

                  c. All Proceeds remaining in escrow hereunder on the Maturity Date shall, at the request of the Lender, be returned to the Lender. In such case only such principal, and the interest and other amounts accrued and unpaid thereon through the Maturity Date shall be due and payable under the Note.

            4. Duties and Obligations of the Escrow Agent.

                  a. The parties hereto agree that the duties and obligations of the Escrow Agent are only such as are herein specifically provided and no other. The Escrow Agent's duties are as a depositary only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct.

                  b. The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

                  c. The Escrow Agent shall not be bound in any way by the terms of any other agreement to which the Lender or any affiliate thereof and the Company are parties, whether or not it has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by the Lender and the Company, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed by the Lender and the Company, and agreed to in writing by the Escrow Agent.

                  d. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safely, the Proceeds then held in escrow until it shall jointly be directed otherwise in writing by the Lender and the Company or by a final judgment of a court of competent jurisdiction.

                  e. The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

                  f. The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of the Proceeds.

                  g. If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Proceeds, it may do so by giving five (5) days written notice to the parties of its intention and thereafter delivering the consideration to any other escrow agent mutually agreeable to the Lender and the Company and, if no such escrow agent shall be selected within three days of the Escrow Agent's notification to the Lender and the Company of its desire to so relinquish custody of the Proceeds, then the Escrow Agent may do so by delivering the Proceeds it then holds (a) to any bank or trust company in the Borough of Manhattan, City and State of New York, which is willing to act as escrow agent thereunder in place and instead of the Escrow Agent, or (b) to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law within the State, County and City of New York. The fee of any such bank or trust company or court officer shall be borne by the Company. Upon such delivery, the Escrow Agent shall be dis charged from any and all responsibility or liability with respect to the Proceeds and the Company shall promptly pay to the Escrow Agent all monies which may be owed it for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses pursuant to paragraph (i) below.

                  h. This Agreement shall not create any fiduciary duty on the Escrow Agent's part to the Lender or the Company, nor disqualify the Escrow Agent from acting on behalf of the Lender or any other party in any dispute with the Company, including any dispute with respect to the Proceeds. The Company understands and acknowledges that the Escrow Agent has acted and will continue to act as investment adviser to the Lender and other parties who are parties to transactions with the Company.

                  i. The reasonable out-of-pocket expenses paid or incurred by the Escrow Agent in the administration of its duties hereunder, including, but not limited to, all counsel and advisors' and agents' fees and all taxes or other governmental charges, if any, shall be paid by the Company.

            5. Indemnification. The Lender and the Company, jointly and severally, hereby indemnify and hold the Escrow Agent, its employees, partners, members and representatives harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred, directly or indirectly, by the Escrow Agent and/or any such person, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement, including, but not limited to, all legal costs and expenses of the Escrow Agent and any such person incurred defending itself against any claim or liability in connection with its performance hereunder and the costs of recovery of amounts pursuant to this
Section 5.

            6. Miscellaneous.

                  a. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof,
(iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

      If to the Company:             Eurotech, Ltd.
                                     1101 30th Street, N.W., Suite 500
                                     Washington, D.C. 20007
                                     Facsimile No.: (202) 625-4369
                                     Attn:  Chief Financial Officer

      With copies to:                Ruffa & Ruffa, P.C.
                                     150 East 58th Street
                                     New York, NY 10155
                                     Facsimile No.: (212) 759-7696
                                     Attn: William P. Ruffa, Esq.

      If to the Lender:              JNC Strategic Fund Ltd.
                                     c/o Olympia Capital (Bermuda) Ltd.
                                     Williams House, 20 Reid Street
                                     Hamilton HM11, Bermuda
                                     Facsimile No.: (441) 295-2305
                                     Attn: Director

      With copies to:                Robinson Silverman Pearce Aronsohn
                                      & Berman LLP
                                     1290 Avenue of the Americas
                                     New York, NY 10104
                                     Facsimile: (212) 541-4630
                                     Attn:  Eric L. Cohen, Esq.

      If to the Escrow Agent         Encore Capital Management, L.L.C.
        (the Escrow Agent shall      12007 Sunrise Valley Drive, Suite 460
        receive copies of all        Reston, VA 20191
        communications under         Facsimile No.: (703) 476-7711
        this Agreement)              Attn: Managing Member

or at such other address as any of the parties to this Agreement may hereafter designate in the manner set forth above to the others.

                  b. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                  c. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

                  d. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be signed the day and year first above written.


                               EUROTECH, LTD.

                               By:
                                  ---------------------------
                                  Name:
                                  Title:


                               JNC STRATEGIC FUND LTD.

                               By:
                                  ---------------------------
                                  Neil T. Chau
                                  Director


                               ENCORE CAPITAL MANAGEMENT, L.L.C.

                               By:
                                  ---------------------------
                                  Neil T. Chau
                                  Managing Member

                               SECURITY AGREEMENT

            SECURITY AGREEMENT, dated as of January 6, 1999 (this "Agreement"), by Eurotech, Ltd., a corporation organized under the laws of the District of Columbia and having its principal place of business at 1130 30th Street, N.W., Suite 500, Washington, D.C. 20007 (the "Company"), in favor of JNC Strategic Fund Ltd., a Cayman Islands corporation, and its successors, endorsees, transferees and assigns ("JNC"), and David Wilkes, an individual, and his endorsees, transferees, heirs and assigns ("Wilkes"). JNC and Wilkes are sometimes collectively referred to in this Agreement as the "Secured Parties."

                              W I T N E S S E T H:

            WHEREAS, on July 20, 1998, the Company issued to JNC its 8% Convertible Debentures due July 20, 2001 in an aggregate principal amount of $1,000,000 (the "July Obligations"); and

            WHEREAS, JNC has agreed to extend a loan to the Company in the amount of $400,000 (the "JNC Loan"), which is evidenced by a Secured Promissory Note of the Company due January 6, 2000 (as amended, modified, or supplemented from time to time, the "JNC Note"), which is exchangeable at the sole option of JNC into the Company's to be created 8% Secured Convertible Debenture (the "JNC Debenture") and, in connection therewith, the Company issued to JNC a warrant to purchase 75,000 shares of the Company's common stock (the "Warrant"); and

            WHEREAS, concurrently herewith JNC, the Company and Encore Capital Management, L.L.C. will enter into an Escrow Agreement, pursuant to which JNC will have the right to consent to the use to be made of the principal amount of the JNC Loan (the "Escrow Agreement"); and

            WHEREAS, Wilkes has agreed to extend a loan to the Company in the amount of $50,000 (the "Initial Wilkes Loan"), which is evidenced by a Secured Promissory Note of the Company due January 6, 2000 (the "Initial Wilkes Note"); and

            WHEREAS, pursuant to an Agreement between the Company and Wilkes, Wilkes has agreed to extend an additional loan to the Company by March 31, 1999 in the amount of $50,000 (the "Second Wilkes Loan" and, collectively with the Initial Wilkes Loan, the "Wilkes Loans"), which will be evidenced by a Secured Promissory Note of the Company due January 6, 2000 (the "Second Wilkes Note" and, collectively with the Initial Wilkes Note, the "Wilkes Notes"); and

            WHEREAS, in order to induce the Secured Parties to extend the JNC Loan and the Wilkes Loans the Company has agreed to execute and deliver to the Secured Parties this Agreement for the benefit of the Secured Parties and to grant a first priority security interest in certain general intangible property of the Company to secure the prompt payment, performance and discharge in full of all of the Company's obligations under the July Obligations, the JNC Note, the JNC Debenture, the Wilkes Notes and the Escrow Agreement.

      NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.

            (a) "Collateral" means all of the Company's right, title and interest in and to all of Trademarks, Patents, Copyrights, and other general intangible property of the Company, all trade secrets, intellectual property rights in computer software and computer software products, design rights which may be available to the Company, rights to proceeds arising from any and all claims for damages by way of past, present and future infringement of any Collateral with the right but not the obligation to sue on behalf of and collect such damages for said use or infringement, licenses to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights. The term "Collateral" shall include all of the foregoing items, whether presently owned or existing or hereafter acquired or coming into existence, all additions and accessions thereto, all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including without limitation all proceeds from the licensing or sale or other transfer of Collateral and of insurance covering the same and of any tort claims in connection therewith.

            (b) "Copyrights" means any and all copyrights, copyright applications, copyright registration and like protections in each work or authorship and derivative work thereof that is created by the Company, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation, those set forth on Exhibit A attached hereto.

            (c) "Loans" means, collectively, the JNC Loan and the Wilkes Loans.

            (d) "Majority-in-Interest" means the Secured Party or Secured Parties (as the case may be) holding in excess of 50% of the aggregate principal amount outstanding under the Notes, the July Obligations and the JNC Debenture, determined on a cumulative basis.

            (e) "Notes" means, collectively, the JNC Note and the Wilkes Notes.

            (f) "Obligations" means all of the Company's obligations under this Agreement, the Notes, the July Obligations and the JNC Debenture, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

            (g) "Patents" means all of the Company's patents, patent applications, letters patent and like protections of the United States or any other country, including without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, and including, without limitation, those set forth on Exhibit B attached hereto.

            (h) "Trademarks" means any trademark, service mark right, whether or not registered, applications to register and registrations of the same and like protections, and the entire goodwill of the business of the Company connected with or symbolized by such trademarks, including, without limitation, those set forth on Exhibit C attached hereto.

            (i) "UCC" means the Uniform Commercial Code, as currently in effect in the State of New York.

            (h) Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as "general intangibles"and "proceeds") shall have the respective meanings given such terms in Article 9 of the UCC.

      2. Grant of Security Interest. As an inducement for the Secured Parties to extend the Loans to the Company, and to secure the complete and timely payment, performance and discharge in full of all of the Obligations, the Company hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Parties, a continuing security interest in, a first lien upon and a right of set-off against all of the Company's right, title and interest of whatsoever kind and nature in and to the Collateral (the "Security Interest").

      3. Representations, Warranties, Covenants and Agreements of the Company. The Company represents and warrants to, and covenants and agrees with, the Secured Parties as follows:

            (a) Except to the extent specified in the Exhibits hereto, the Company is the sole owner of the Collateral (except for non-exclusive licenses granted by the Company in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, the Company shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement).

            (b) Exhibit A sets forth a true and complete list of all Copyrights in existence as of the date of this Agreement. Exhibit B sets forth a true and complete list of all Patents that have been filed as of the date of this Agreement. Exhibit C sets forth a true and complete list of all Trademarks filed as of the date of this Agreement. The Company shall, within 10 days of obtaining knowledge thereof, advise the Secured Parties in writing of any change in the composition of the Collateral, including without limitation, any subsequent ownership rights of the Company in or to any Copyright, Patent or Trademark.

            (c) Each of the Patents, Trademarks and Copyrights is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any of the Patents, Trademarks or Copyrights or the Company's use of any Collateral violates the rights of any third party. There has been no adverse decision to the Company's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Company's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Company, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

            (d) The Company shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and may not relocate such books of account and records unless it delivers to the Secured Parties at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Parties valid, perfected and continuing first priority liens in the Collateral. The principal place of business of the Company is located at the address set forth in the introduction to this Agreement.

            (e) This Agreement creates in favor of the Secured Parties a valid security interest in the Collateral, including the Collateral listed on the Exhibits hereto, securing the payment and performance of the Obligations, and, upon making the filings described in the immediately following sentence, a perfected first priority security interest in such Collateral. Except for (x) the filing of this Agreement with the United States Patent and Trademark Office with respect to the Patents and Trademarks and the filing of this Agreement with the Register of Copyrights with respect to the Copyrights, and (y) the filing of a financing statement on Form-1 under the UCC in the District of Columbia; no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by the Company of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Company or (ii) for the perfection of or exercise by the Secured Parties of their rights and remedies hereunder. The Company acknowledges and agrees that a copy of this Agreement (or instruments executed and delivered pursuant hereto) will be filed and recorded with each of the United States Patent and Trademark Office and the Register of Copyrights with respect to the Patents, Trademarks and Copyrights that are now or hereafter in existence.

            (f) The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Company is a party or by the Company is bound. No consent (including, without limitation, from stock holders or creditors of the Company) is required for the Company to enter into and perform its obligations hereunder.

            (g) The Company shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Parties until the Obligations are satisfied. The Company hereby agrees to defend the same against any and all persons. The Company shall safeguard and protect all Collateral for the account of the Secured Parties. At the request of the Secured Parties, the Company will sign and deliver to the Secured Parties at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Parties and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Parties to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Company shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Company shall obtain and furnish to the Secured Parties from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

            (h) The Company (i) will not allow any Collateral to be abandoned, forfeited or dedicated to the public without the prior written consent of the Secured Parties. The Company will not transfer, pledge, hypothecate, encumber, license (except for non-exclusive licenses granted by the Company in the ordinary course of business), sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Parties.

            (i) The Company shall permit the Secured Parties and their representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Secured Parties from time to time provided, that, to the extent any such request shall be, in the Company's good faith opinion, for information which is of a non-public nature, the Company shall inform the Secured Parties of such opinion and it shall be a condition precedent to the divulgence of such confidential information that the parties agree to enter into a customary confidentiality agreement.

            (j) The Company shall at all times, maintain the liens and the Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral hereby granted to the Secured Parties. Within three (3) days after the date of this Agreement, the Company will deliver to the Secured Parties one or more executed UCC financing statements on Form-1 with respect to the Security Interest for filing in the jurisdiction of the Company's principal place of business and in such other jurisdictions as may be requested by the Secured Parties.

            (k) The Company will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

            (l) The Company shall notify the Secured Parties in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Company that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

            (m) All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of the Company with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

      4. Defaults. The following events shall be "Events of Default":

            (a) The failure by the Company to pay any amounts of principal or interest when, as, and in the amount due, pursuant to the Notes, the July Obligations or the JNC Debenture;

            (b) Any representation or warranty of the Company in this Agreement shall prove to have been incorrect in any material respect when made;

            (c) The failure by the Company to observe or perform any of its obligations hereunder for 10 days after receipt by the Company of notice of such failure from a Majority-in- Interest; and

            (d) Any default under the Escrow Agreement, the July Obligations or the JNC Debenture.

      5. Duty To Hold In Trust. Upon the occurrence of any Event of Default, the Company shall, upon receipt by it of any revenue, income or other sums (collectively, the "Sums") subject to the Security Interest, whether payable pursuant to the Notes, the July Obligations, the JNC Debenture or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties (on a pro rata basis in accordance with the principal amount then outstanding and accrued and unpaid interest then due under such Secured Party's respective Notes, July Obligations and JNC Debenture, determined on a cumulative basis)for application to the satisfaction of the Obligations.

      6. Rights and Remedies Upon Default. Upon occurrence and continuance of any Event of Default, the Secured Parties shall have the right to exercise all of the remedies conferred hereunder, and JNC shall have the right to exercise all remedies conferred under the JNC Note, the July Obligations, the JNC Debenture and the Escrow Agreement and Wilkes shall have the right to exercise all remedies conferred under the Wilkes Notes, and each Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located). Without limitation, the Secured Parties shall have the following rights and powers:

            (a) The Secured Parties shall have the right to take possession of all tangible manifestations or embodiments of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Company shall assemble the Collateral and make it available to the Secured Parties at places which the Secured Parties shall reasonably select, whether at the Company's premises or elsewhere.

            (b) The Secured Parties shall have the right to operate the business of the Company using the Collateral and shall have the right to assign, sell, or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Parties may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Company or right of redemption of the Company, which are hereby expressly waived. Upon each such sale, assignment or other transfer of Collateral, the Secured Parties may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Company, which are hereby waived and released.

            (c) The Secured Parties may license or, to the same extent the Company is permitted by law and contract to do so, sublicense, whether or an exclusive or non-exclusive basis, any of the Collateral throughout the world for such term, on such conditions and in such manner as the Secured Parties shall, in their sole discretion, determine.

            (d) The Secured Parties may (without assuming any obligations or liabilities thereunder), at any time, enforce (and shall have the exclusive right to enforce) against licensee or sublicensee all rights and remedies of the Company in, to and under any license agreement with respect to such Collateral, and take or refrain from taking any action thereunder.

            (e) The Secured Parties may, in order to implement the assignment, license, sale or other disposition of any of the Collateral pursuant to this Section, pursuant to the authority provided for in Section 11, execute and deliver on behalf of the Company one or more instruments of assignment of the Collateral in form suitable for filing, recording or registration in any jurisdictions as the Secured Parties may determine advisable.

      7. Applications of Proceeds; Expenses. (a) The proceeds of any such sale, lease, license or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Secured Parties in enforcing their rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the Company any surplus proceeds. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, each Secured Party will be entitled to their pro rata portion of such proceeds (determined by reference to the aggregate amount of principal and accrued and unpaid interest then due under each of their respective Notes, July Obligations and JNC Debenture, determined on a cumulative basis), and the Company will be liable for the deficiency, together with interest thereon, at the rate of 11% per annum (the "Default Rate"), and the reasonable fees of any attorneys employed by the Secured Parties to collect such deficiency. To the extent permitted by applicable law, the Company waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Parties.

            (b) The Company agrees to pay all out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Parties. The Company shall also pay all other claims and charges which in the reasonable opinion of the Secured Parties might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Company will also, upon demand, pay to the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Parties may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Escrow Agreement, the Notes, the July Obligations, the JNC Debenture or this Agreement. Until so paid, any fees payable hereunder shall be added to the principal amount of the Obligations and shall bear interest at the Default Rate.

      8. Responsibility for Collateral. The Company assumes all liabilities and responsibility in connection with all Collateral, and the obligation of the Company hereunder or under the Notes, the July Obligations and the JNC Debenture shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

      9. Security Interest Absolute. All rights of the Secured Parties and all Obligations of the Company hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, any Note, the July Obligations, the JNC Debenture, the Escrow Agreement or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes, the July Obligations, the JNC Debenture, the Escrow Agreement or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Company, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Company expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, the Company's obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Company waives all right to require any Secured Party to proceed against any other person or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. The Company waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

      10. Term of Agreement. This Agreement shall terminate when all payments under the Note have been made in full and all other Obligations have been paid or discharged. Upon such termination, the Secured Parties, at the request and at the expense of the Company, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

      11. Power of Attorney; Further Assurances. (a) The Company authorizes the Secured Parties, and does hereby make, constitute and appoint them, and their respective officers, agents, successors or assigns with full power of substitution, as the Company's true and lawful attorney-in-fact, with power, in its own name or in the name of the Company, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Parties; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Parties, and at the Company's expense, at any time, or from time to time, all acts and things which the Secure Parties deem necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement, the Notes, the July Obligations and the JNC Debenture all as fully and effectually as the Company might or could do; and the Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

            (b) On a continuing basis, the Company will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in any jurisdiction, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Parties, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Parties the grant or perfection of a security interest in all the Collateral.

            (c) The Company hereby irrevocably appoints the Secured Parties as the Company's attorneys-in-fact, with full authority in the place and stead of the Company and in the name of the Company, from time to time in the Secured Parties' discretion, to take any action and to execute any instrument which the Secured Parties may deem necessary or advisable to accomplish the purposes of this Agreement, including:

                  (i) To modify, in their sole discretion, this Agreement without first obtaining the Company's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C, hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by the Company after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which the Company no longer has or claims any right, title or interest; and

                  (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Company where permitted by law.

      12. Notices. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof,
(iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

      If to the Company:            Eurotech, Ltd.
                                    1130 30th Street NW, Suite 500

                                    Washington, DC 20007
                                    Facsimile No.: (202) 625-4369
                                    Attn: Chief Financial Officer

      With copies to:               Ruffa & Ruffa, P.C.
                                    150 East 58th Street
                                    New York, NY 10155
                                    Facsimile No.: (212) 759-7696
                                    Attn: William P. Ruffa, Esq.

      If to JNC:                    JNC Strategic Fund Ltd.
                                    c/o Olympia Capital (Bermuda) Ltd.
                                    Williams House, 20 Reid Street
                                    Hamilton HM11, Bermuda
                                    Facsimile No.: (441) 295-2305
                                    Attn:  Director

      If to Wilkes:                 15 Somerset Drive South
                                    Great Neck, NY 11020
                                    Facsimile N0.: (516) 487-0975
                                    Attn: David Wilkes

      With copies to (for           Encore Capital Management, L.L.C.
        communications to           12007 Sunrise Valley Drive, Suite 460
        any Secured Party):         Reston, VA  20191
                                    Facsimile No.: (703) 476-7711
                                    Attn: Managing Member

                                                     -and-

                                    Robinson Silverman Pearce Aronsohn &
                                     Berman LLP
                                    1290 Avenue of the Americas
                                    New York, NY 10104
                                    Facsimile No.: (212) 541-4630
                                    Attn: Eric L. Cohen, Esq.

      13. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Parties shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties' rights and remedies hereunder.

      14. Actions by Secured Parties. Any action required or permitted hereunder to be taken by or on behalf of the Secured Parties shall, for such action to be valid, require the approval of a Majority-in-Interest prior to the taking of such action. If the consent, approval or disapproval of the Secured Parties is required or permitted pursuant to this Agreement, such consent, approval or disapproval shall only be valid if given by a Majority-in-Interest. Nothing contained herein shall confer upon Wilkes any rights with respect to the JNC Note, the July Obligations, the JNC Debenture or the Escrow Agreement.

      15. Miscellaneous.

            (a) No course of dealing between the Company and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder, or under the Notes, the July Obligations, the JNC Debenture, the Warrant or the Escrow Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            (b) All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby or by the Notes or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

            (c) This Agreement and the JNC Debenture, constitute the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

            (d) In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

            (e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

            (f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

            (g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

            (h) This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of New York in which case such law shall govern. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any New York State or United States Federal court sitting in Manhattan county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non convenient.

            (i) EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRAIL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of a litigation, this agreement maybe filed as a written consent to a trial by the court.

            (j) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.


                              * * * * * * * * * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.


                                             EUROTECH, LTD.

                                             By:
                                                -----------------------
                                                Name:
                                                Title:


                                             JNC STRATEGIC FUND LTD.

                                             By:
                                                -----------------------
                                                Name:
                                                Title:


                                             DAVID WILKES


                                             --------------------------

                                    EXHIBIT A

                                   Copyrights

Description                                 Registration            Registration
                                               Number                   Date
--------------------------------------------------------------------------------

                                    EXHIBIT B

                                     Patents

Description                                 Registration            Registration
                                               Number                   Date
--------------------------------------------------------------------------------

                                    EXHIBIT C

                                   Trademarks

Description                                 Registration            Registration
                                               Number                   Date
--------------------------------------------------------------------------------

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

                                EUROTECH, LTD.

                                    WARRANT

                            Dated: January 6, 1999

      EUROTECH, LTD., a corporation organized under the laws of the District of Columbia (the "Company"), hereby certifies that, for value received, JNC Strategic Fund Ltd., or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of 75,000 shares of Common Stock, $.00025 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $0.36 per share (as adjusted from time to time as provided in Section 9, the "Exercise Price"), at any time and from time to time from and after September 30, 1999 and through and including January 6, 2004 (the "Expiration Date"), and subject to the following terms and conditions:

            1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

            2. Registration of Transfers and Exchanges.

                  (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

                  (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

            3. Duration and Exercise of Warrants.

                  (a) This Warrant shall be exercisable by the registered Holder on any business day before 8:00 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 8:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of the Holder.

                  (b) Subject to Sections 2(b), 6 and 10, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

                  A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

                  (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

            4. Piggyback Registration Rights. During the term of this Warrant, the Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder, unless the Company provides the Holder with not less than 20 days notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

            5. Demand Registration Rights. At any time after the ninetieth
(90th) day following the date of issuance of this Warrant, when the Warrant Shares are not registered pursuant to an effective registration statement, the Holder may make a written request for the registration under the Securities Act (a "Demand Registration"), of all of the Warrant Shares (the "Registrable Securities"), and the Company shall use its best efforts to effect such Demand Registration as promptly as possible, but in any case within 90 days thereafter. Any request for a Demand Registration shall specify the aggregate number of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. The right to cause a registration of the Registrable Securities under this Section 5 shall be limited to one such registration. In any registration initiated as a Demand Registration, the Company will pay all of its registration expenses in connection therewith. A Demand Registration shall not be counted as a Demand Registration hereunder until the registration statement filed pursuant to the Demand Registration has been declared effective by the Securities and Exchange Commission and maintained continuously effective for a period of at least 360 days or such shorter period when all Registrable Securities included therein have been sold in accordance with such registration statement, provided, however that any days on which such registration statement is not effective or on which the Holder is not permitted by the Company or any governmental authority to sell Warrant Shares under such registration statement shall not count towards such 360 day period.

            6. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

            7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

            8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

            9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9. Upon each such adjustment of the Exercise Price pursuant to this Section 9, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock and not the Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

                  (b) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this
Section 9(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

                  (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

                  (d) If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock for a consideration per share less than the Exercise Price then in effect, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance, and (ii) the number of shares of Common Stock which the aggregate consideration received (or to be received, assuming exercise or conversion in full of such rights, warrants and convertible securities) for the issuance of such additional shares of Common Stock would purchase at the Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

                  (e) For the purposes of this Section 9, the following clauses shall also be applicable:

                        (i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                        (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                  (f) All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                  (g) Whenever the Exercise Price is adjusted pursuant to
Section 9(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

                  (h) If:

                        (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                        (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                        (iii) the Company shall authorize the granting to all
                              holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                        (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                        (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

            10. Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

                  (a) Cash Exercise. The Holder shall deliver immediately available funds; or

                  (b) Cashless Exercise. The Holder shall surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                        X = Y (A-B)/A

      where:

                        X = the number of Warrant Shares to be issued to the Holder.

                        Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                        A = the average of the closing sale prices of the Common Stock for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

                        B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

            11. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

            12. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 8:00 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 8:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to, at 1130 30th Street NW, Suite 500, Washington, DC 20007, Attention: Chief Financial Officer, or to facsimile no. (202) 625-4369, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 12.

            13. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

            14. Miscellaneous.

                  (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                  (b) Subject to Section 14(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

                  (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                  (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                    EUROTECH, LTD.


                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------

                         FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Eurotech, Ltd.:

      In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock ("Common Stock"), $.00025 par value per share, of Eurotech, Ltd. and , if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

      The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                          PLEASE INSERT SOCIAL SECURITY OR
                                          TAX IDENTIFICATION NUMBER

                                          ______________________________________

________________________________________________________________________________
                         (Please print name and address)

      If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________

________________________________________________________________________________

Dated:____________,____                   Name of Holder:

                                          (Print)_______________________________

                                          (By:)_________________________________
                                          (Name:)
                                          (Title:)
                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of the Warrant)

                              FORM OF ASSIGNMENT

          [To be completed and signed only upon transfer of Warrant]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Eurotech, Ltd. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Eurotech, Ltd. with full power of substitution in the premises.

Dated:

_______________, ____

                              __________________________________________________
                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                              __________________________________________________
                              Address of Transferee

                              __________________________________________________

                              __________________________________________________

In the presence of:

______________________

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

                                EUROTECH, LTD.

                                    WARRANT

                            Dated: January 6, 1999

      EUROTECH, LTD., a corporation organized under the laws of the District of Columbia (the "Company"), hereby certifies that, for value received, David Wilkes, or his registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of 9,375 shares of Common Stock, $.00025 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $0.36 per share (as adjusted from time to time as provided in Section 9, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including January 6, 2004 (the "Expiration Date"), and subject to the following terms and conditions:

            1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

            2. Registration of Transfers and Exchanges.

                  (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

                  (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

            3. Duration and Exercise of Warrants.

                  (a) This Warrant shall be exercisable by the registered Holder on any business day before 8:00 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 8:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of the Holder.

                  (b) Subject to Sections 2(b), 6 and 10, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in Section 11 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

                  A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

                  (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

            4. Piggyback Registration Rights. During the term of this Warrant, the Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4, each as promulgated under the Securities Act, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction including supplements thereto, but not additionally filed registration statements in respect of such securities) at any time when there is not an effective registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder, unless the Company provides the Holder with not less than 20 days notice of its intention to file such registration statement and provides the Holder the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

            5. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 5, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

            6. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

            7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

            8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

            9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9. Upon each such adjustment of the Exercise Price pursuant to this Section 9, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock and not the Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

                  (b) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this
Section 9(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

                  (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

                  (d) If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock for a consideration per share less than the Exercise Price then in effect, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance, and (ii) the number of shares of Common Stock which the aggregate consideration received (or to be received, assuming exercise or conversion in full of such rights, warrants and convertible securities) for the issuance of such additional shares of Common Stock would purchase at the Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

                  (e) For the purposes of this Section 9, the following clauses shall also be applicable:

                        (i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                        (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                  (f) All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                  (g) Whenever the Exercise Price is adjusted pursuant to
Section 9(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

                  (h) If:

                        (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                        (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                        (iii) the Company shall authorize the granting to all
                              holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                        (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                        (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

            10. Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

                  (a) Cash Exercise. The Holder shall deliver immediately available funds; or

                  (b) Cashless Exercise. The Holder shall surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                        X = Y (A-B)/A

      where:

                        X = the number of Warrant Shares to be issued to the Holder.

                        Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                        A = the average of the closing sale prices of the Common Stock for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

                        B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

            11. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 8:00 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 8:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to, at 1130 30th Street NW, Suite 500, Washington, DC 20007, Attention: Chief Financial Officer, or to facsimile no. (202) 625-4369, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 11.

            12. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

            13. Miscellaneous.

                  (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                  (b) Subject to Section 13(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

                  (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                  (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                    EUROTECH, LTD.

                                    By:
                                       --------------------------------------
                                    Name:
                                         ------------------------------------
                                    Title:
                                          -----------------------------------

                         FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Eurotech, Ltd.:

      In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock ("Common Stock"), $.00025 par value per share, of Eurotech, Ltd. and , if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

      The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                          PLEASE INSERT SOCIAL SECURITY OR
                                          TAX IDENTIFICATION NUMBER

                                          ______________________________________

________________________________________________________________________________
                         (Please print name and address)

      If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________

________________________________________________________________________________

Dated:____________,____                   Name of Holder:

                                          (Print)_______________________________

                                          (By:)_________________________________
                                          (Name:)
                                          (Title:)
                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of the Warrant)

                              FORM OF ASSIGNMENT

          [To be completed and signed only upon transfer of Warrant]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Eurotech, Ltd. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Eurotech, Ltd. with full power of substitution in the premises.

Dated:

_______________, ____

                              __________________________________________________
                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                              __________________________________________________
                              Address of Transferee

                              __________________________________________________

                              __________________________________________________

In the presence of:

______________________

                                                                       Exhibit A

      NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

No. [ ]                                                                     $[ ]

                                EUROTECH, LTD.
                   8% SECURED CONVERTIBLE DEBENTURE DUE [ ](1)

      THIS DEBENTURE is one of a series of duly authorized issued debentures of EUROTECH, LTD., a corporation organized under the laws of the District of Columbia, having a principal place of business at 1130 30th Street NW, Suite 500, Washington, DC 20007 (the "Company"), designated as its 8% Convertible Debentures, due [ ] (the "Debentures"), in an aggregate principal amount of $[ ].

      FOR VALUE RECEIVED, the Company promises to pay to JNC Strategic Fund Ltd., or registered assigns (the "Holder"), the principal sum of [ ], on or prior to [ ] or such earlier date as the Debentures are required to be repaid as provided hereunder (the "Maturity Date") and to pay interest to the Holder on the principal sum at the rate of 8% per annum, payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year during the term hereof, commencing on [ ], but in no event later than the earlier to occur of a Conversion Date (as defined in Section 5(a)(i)) for such principal amount or the Maturity Date. Interest shall accrue daily commencing on the Original Issue Date (as defined in Section 6) until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall be calculated on the basis of a 360-day year and for the actual number of days elapsed. Interest hereunder will be paid to the Person (as defined in Section 6) in whose name this Debenture is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"). All overdue, accrued and unpaid interest hereunder shall bear interest

----------
(1) Three (3) years from the Original Issue Date.

at the rate of 18% per annum (to accrue daily) from the date such interest is due hereunder through and including the date of payment. The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address of the Holder last appearing on the Debenture Register, except that interest due on the principal amount (but not overdue interest) may, at the Company's option, be paid in shares of Common Stock (as defined in Section 6) calculated based upon the Conversion Price (as defined below) on the date such interest was due. All amounts due hereunder other than such interest shall be paid in cash. Notwithstanding anything to the contrary contained herein, the Company may not issue shares of Common Stock in payment of interest on the principal amount if: (i) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to pay interest hereunder in shares of Common Stock; (ii) such shares of Common Stock are not either registered for resale pursuant to an Underlying Securities Registration Statement (as defined in Section 1) or freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as determined by counsel to the Company pursuant to a written opinion letter addressed and in form and substance acceptable to the Holder and the transfer agent for such shares; (iii) the Company has failed to timely satisfy its conversion obligations hereunder;; or (iv) such shares are not actively traded on the OTC Bulletin Board (or listed or quoted for trading on the American Stock Exchange, Nasdaq National Market, Nasdaq SmallCap Market or The New York Stock Exchange, and any other exchange on which the Common Stock is then listed for trading (each, a "Subsequent Market")). Payment of interest on the principal amount in shares of Common Stock is further subject to the provisions of Section 5(a)(ii). For purposes hereof, the Common Stock shall be deemed to be "actively traded" on the OTC Bulletin Board under this Debenture if
(a) no less than $400,000 of the Common Stock trades on the OTC Bulletin Board in any one week and (b) there are no fewer than six (6) market makers actively making a market in the Common Stock.

      This Debenture is subject to the following additional provisions:

      Section 1. On or prior to the 30th day following the Original Issue Date (the "Filing Date"), the Company shall prepare and file with the Commission a registration statement meeting the requirements set forth in the Registration Rights Agreement (as defined in Section 6), covering, among other things, the resale of the Underlying Shares (as defined in Section 6) and naming the Holder as a "selling stockholder" thereunder (the "Underlying Securities Registration Statement"). The Company shall use its best efforts to cause the Underlying Securities Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the 90th day following the Original Issue Date (the "Effectiveness Date"), and shall use its best efforts to keep the Underlying Securities Registration Statement continuously effective under the Securities Act until the date which is three years after the date that the Underlying Securities Registration Statement is declared effective by the Commission or such earlier date when all Underlying Shares covered by the Underlying Securities Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Holder and the Company's transfer agent.

            Section 2. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same but shall not be issuable in denominations of less than integral multiplies of Fifty Thousand Dollars ($50,000) unless such amount represents the full principal balance of Debentures outstanding to such Holder. No service charge will be made for such registration of transfer or exchange.

            Section 3. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

            Section 4. Events of Default.

      (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

            (i) any default in the payment of the principal of, interest on or liquidated damages in respect of this Debenture (free of any claim of subordination), as and when the same shall become due and payable (whether on the applicable quarterly interest payment date, a Conversion Date or the Maturity Date or by acceleration or otherwise);

            (ii) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture or the Security Agreement, and such failure or breach shall not have been remedied within ten (10) days after the date on which notice of such failure or breach shall have been given;

            (iii) the Company or any of its subsidiaries shall commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing;

            (iv) the Company shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness of the Company in an amount exceeding one hundred thousand dollars ($100,000), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

            (v) the Common Stock shall fail to be actively traded on the OTC Bulletin Board or fail to be listed or quoted for trading on any Subsequent Market if after the Original Issue Date the Common Stock shall be listed or quoted for trading on any such Subsequent Market, or if the Common Stock shall be suspended from trading thereon without being actively traded, relisted or having such suspension lifted, as the case may be, within three (3) Trading Days;

            (vi) the Company shall be a party to any Change of Control Transaction (as defined in Section 6), shall agree to sell or dispose all or in excess of 50% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction), or shall redeem more than a de minimis number of shares of Common Stock or other equity securities of the Company (other than redemptions of Underlying Shares);

            (vii) an Underlying Securities Registration Statement shall not have been declared effective by the Commission on or prior to the 180th day after the Original Issue Date;

            (viii) an Event (as hereinafter defined) shall not have been cured prior to the expiration of thirty (30) days from the Event Date (as hereinafter defined) relating thereto (other than an Event resulting from a failure of an Underlying Securities Registration Statement to be declared effective by the Commission on or prior to the Effectiveness Date;

            (ix) the Company shall fail for any reason to deliver certificates to a Holder prior to the twentieth (20th) day after the Conversion Date pursuant to Section 5(b) or the Company shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of any Debentures in accordance with the terms hereof; or

            (x) the Company shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined below) within ten (10) days after notice is deemed delivered hereunder.

      (b) If any Event of Default occurs and is continuing, the full principal amount of this Debenture (and, at the Holder's option, all other Debentures then held by such Holder), together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, immediately due and payable in cash. The aggregate amount payable upon an Event of Default shall be equal to the sum of (i) the Mandatory Prepayment Amount (as defined below) plus (ii) the product of (A) the number of Underlying Shares issued in respect of conversions hereunder or as payment of interest hereunder, in either case, within thirty
(30) days of the date of a declaration of an Event of Default and then held by the Holder and (B) the Per Share Market Value on the date prepayment is due or the date the full prepayment price is paid, whichever is greater. Interest shall accrue on the prepayment amount hereunder from the seventh (7th) day after such amount is due (being the date of an Event of Default) through the date of payment in full thereof at the rate of 18% per annum. All Debentures and Underlying Shares for which the full repayment price hereunder shall have been paid in accordance herewith shall be promptly surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

            Section 5. Conversion.

            (a) (i) This Debenture shall be convertible into shares of Common Stock (subject to the limitations set forth in Section 5(a)(ii) hereof) at the option of the Holder, in whole or in part at any time and from time to time after the seventy fifth (75th) day following the Original Issue Date. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by dividing the outstanding principal amount of this Debenture to be converted, plus all accrued but unpaid interest thereon, by the Conversion Price, each as subject to adjustment as provided hereunder. The Holder shall effect conversions by surrendering the Debentures (or such portions thereof) to be converted, together with the form of conversion notice attached hereto as Exhibit A (a "Conversion Notice") to the Company. Each Conversion Notice shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected, which date may not be prior to the date such Conversion Notice is deemed to have been delivered hereunder (a "Conversion Date"). If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be the date that such Conversion Notice is deemed delivered hereunder. Subject to Section 5(b) hereof, each Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debenture(s) tendered by the Holder with the Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to such Holder (in the manner and within the time set forth in Section 5(b)) a new Debenture for such principal amount as has not been converted.

                  (ii) Certain Conversion Restrictions.

                  (A)(1) A Holder may not convert Debentures or receive shares of Common Stock as payment of interest hereunder to the extent such conversion or receipt of such interest payment would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, the Debentures held by such Holder after application of this Section. The Holder shall have the sole authority and obligation to determine whether the restriction contained in this Section applies and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of such Debentures is convertible shall be in the sole discretion of the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 75 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

                        (2) A Holder may not convert Debentures or receive shares of Common Stock as payment of interest hereunder to the extent such conversion or receipt of such interest payment would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, the Debentures held by such Holder after application of this Section. The Holder shall have the sole authority and obligation to determine whether the restriction contained in this Section applies and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of such Debentures is convertible shall be in the sole discretion of the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 75 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

            (b) (i) Not later than three (3) Trading Days after a Conversion Date, the Company will deliver or cause to be delivered to the Holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions [(other than those required by the Purchase Agreement)] representing the number of shares of the Common Stock being acquired upon the conversion of Debentures (subject to the limitations set forth in Section 5(a)(iii) hereof), (ii) Debentures in a principal amount equal to the principal amount of Debentures not converted; (iii) a bank check in the amount of all accrued and unpaid interest (if the Company has elected to pay accrued interest in cash), together with all other amounts then due and payable in accordance with the terms hereof, in respect of Debentures tendered for conversion, and (iv) if the Company has elected and is permitted hereunder to pay accrued interest in shares of the Common Stock, certificates, which shall be free of restrictive legends and trading restrictions [(other than those required by the Purchase Agreement)], representing such number of shares of the Common Stock as equals such interest divided by the Conversion Price calculated on the Conversion Date; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of the Common Stock issuable upon conversion of the principal amount of Debentures until Debentures are delivered for conversion to the Company or the Holder notifies the Company that such Debenture has been mutilated, lost, stolen or destroyed and complies with Section 9 hereof. If in the case of any Conversion Notice such certificate or certificates, including for purposes hereof, any shares of the Common Stock to be issued on the Conversion Date on account of accrued but unpaid interest hereunder, are not delivered to or as directed by the Holder by the third (3rd) Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion in which event the Company shall immediately return the Debentures tendered for conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to this Section, including for purposes hereof, any shares of the Common Stock to be issued on the Conversion Date on account of accrued but unpaid interest hereunder, prior to the fourth (4th) Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $1,500 for each day thereafter until the Company delivers such certificates (such amount shall also be due for each Trading Day after the date that the Holder may rescind such conversion until such date as the Holder shall have received the return of the principal amount of Debentures relating to such rescission).

            (ii) In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 5(b)(i), including for purposes hereof, any shares of Common Stock to be issued on the Conversion Date on account of accrued but unpaid interest hereunder, prior to the fourth (4th) Trading Day after the Conversion Date, and if after such the fourth (4th) Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the aggregate principal amount of Debentures for which such conversion was not timely honored. For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 aggregate principal amount of Debentures, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

            (c) (i) The conversion price (the "Conversion Price") in effect on any Conversion Date shall be the lesser of (a) the average of the Per Share Market Values during the five (5) Trading Days immediately preceding the Original Issue Date (the "Initial Conversion Price") and

(b) 75% (the "Discount Rate") of the average of the Per Share Market Values during the five (5) Trading Day period immediately preceding the applicable Conversion Date, provided, however, that such five (5) Trading Day period shall be extended for the number of Trading Days during such period, if any, in which
(A) the shares of Common Stock were not actively traded on the OTC Bulletin Board or trading in the Common Stock was suspended from a Subsequent Market, or
(B) after the date declared effective by the Commission, the Underlying Securities Registration Statement is not effective, or (C) after the date declared effective by the Commission, the Prospectus included in the Underlying Securities Registration Statement may not be used by the Holder for the resale of Underlying Shares.

                  If: (a) an Underlying Securities Registration Statement is not filed on or prior to the Filing Date (if the Company files such Underlying Securities Registration Statement without affording the Holder the opportunity to review and comment on the same, the Company shall not be deemed to have satisfied this clause (a)), or (b) the Company fails to file with the Commission a request for acceleration in accordance with Rule 12d1-2 promulgated under the Securities Exchange Act of 1934, as amended, within five (5) days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that an Underlying Securities Registration Statement will not be "reviewed," or not subject to further review or comment, or (c) the Underlying Securities Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Date, or (d) such Underlying Securities Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities (as defined in the Registration Rights Agreement) at any time prior to the expiration of the "Effectiveness Period" (as defined in the Registration Rights Agreement), without being succeeded within ten (10) days by an amendment to such Underlying Securities Registration Statement or a subsequent Underlying Securities Registration Statement filed with and declared effective by the Commission, or (e) trading in the Common Stock shall fail to be actively traded on the OTC Bulletin Board or if the Common Stock shall be suspended or delisted from trading on any Subsequent Market for any reason for more than three (3) Trading Days, (f) the conversion rights of the Holders are suspended for any reason or (g) an amendment to the Underlying Securities Registration Statement is not filed by the Company with the Commission within ten (10) days of the Commission's notifying the Company that such amendment is required in order for the Underlying Securities Registration Statement to be declared effective (any such failure or breach being referred to as an "Event," and for purposes of clauses (a), (c), (f) the date on which such Event occurs, or for purposes of clause (b) the date on which such five (5) day period is exceeded, or for purposes of clauses (d) and (g) the date which such 10 day-period is exceeded, or for purposes of clause (e) the date on which such three (3) Business Day-period is exceeded, being referred to as "Event Date"), then each of the Initial Conversion Price and the Discount Rate shall be decreased by 2.0% on the Event Date and each monthly anniversary thereof until the earlier to occur of the second month anniversary after the Event Date and such time as the applicable Event is cured (i.e., the Discount Rate would be lowered to 73% as of the Event Date and 71% as of the one month anniversary of such Event Date). Commencing on the second month anniversary after the Event Date, the Holder shall have the option to either (x) require further cumulative 2.0% discounts to continue or (y) require the Company to pay to the Holder 2.0% of the aggregate principal amount of Debentures then held by such Holder (which, for purposes hereof shall include all Debentures tendered for conversion by such Holder but for which Underlying Shares due in respect thereof shall not have been received by such Holder), in cash, as liquidated damages and not as a penalty, on the first day of each monthly anniversary of the Event Date, until such time as the applicable Event is cured. Any decrease in the Initial Conversion Price and the Discount Rate pursuant to this Section shall remain in effect notwithstanding the fact that the Event causing such decrease has been subsequently cured and further monthly decreases have ceased.

                  (ii) If the Company, at any time while any Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of the Common Stock, (b) subdivide outstanding shares of the Common Stock into a larger number of shares, (c) combine outstanding shares of the Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, the Initial Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of the Common Stock outstanding before such event and of which the denominator shall be the number of shares of the Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                  (iii) If the Company, at any time while any Debentures are outstanding, shall issue rights, warrants or options to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value at the record date mentioned below, then the Initial Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, warrants or options, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock offered for subscription or purchase. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right, warrant or option to purchase shares of Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 5(c)(iii), if any such right, warrant or option shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration shall be recomputed and effective immediately upon such expiration shall be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 5 upon the issuance of other rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights, warrants, or options been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights, warrants or options actually exercised.

                  (iv) If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while Debentures are outstanding, shall issue shares of Common Stock or rights, warrants, options or other securities or debt that is convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents") entitling any Person to acquire shares of Common Stock at a price per share less than the Conversion Price, then the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of shares of Common Stock or such Common Stock Equivalents plus the number of shares of Common Stock which the offering price for such shares of Common Stock or Common Stock Equivalents would purchase at the Conversion Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock so issued or issuable, provided, that for purposes hereof, all shares of Common Stock that are issuable upon conversion, exercise or exchange of Common Stock Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock Equivalents. Such adjustment shall be made whenever such shares of Common Stock or Common Stock Equivalents are issued.

                  (v) If the Company, at any time while Debentures are outstanding, shall distribute to all holders of the Common Stock (and not to Holders of Debentures) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Initial Conversion Price at which Debentures shall thereafter be convertible shall be determined by multiplying the Initial Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, if the Holders of a majority in interest of the Debentures dispute such valuation, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority in interest of Debentures then outstanding; provided, that one half of the fees of such Appraiser shall be payable by the holders of a majority in interest of Debentures then outstanding (to be allocated on a pro-rata basis) and one half of the fees of such Appraiser shall be payable by the Company; provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of the Common

Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                  (vi) In case of any reclassification of the Common Stock, or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property (other than compulsory share exchanges which constitute Change of Control Transactions), the Holders of the Debentures then outstanding shall have the right thereafter to convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holders of the Debentures shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled. This provision shall similarly apply to successive reclassifications or share exchanges.

                  (vii) All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                  (viii) Whenever the Initial Conversion Price is adjusted pursuant to any of Section 4(c)(ii) - (v), the Company shall promptly mail to each Holder of Debentures a notice setting forth the Initial Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                  (ix) If (A) the Company shall declare a dividend (or any other distribution) on its Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, and in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders of Debentures at their last addresses as they shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

                  (x) In case of any (1) merger or consolidation of the Company with or into another Person that would constitute a Change of Control Transaction, or (2) sale by the Company of more than one-half of the assets of the Company (on an as valued basis) in one or a series of related transactions, or (3) tender or other offer or exchange (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, stock, cash or property of the Company or another Person; then, if a Holder has not exercised its rights to prepayment, if any, under Section 4, such Holder shall have the right thereafter to (A) if permitted under Section 4 hereof, exercise its rights to prepayment under Section 3 with respect to such event, (B) convert its principal amount of Debentures into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common
Stock following such merger, consolidation or sale, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such principal amount of Debentures could have been converted immediately prior to such merger, consolidation or sales would have been entitled, (C) in the case of a merger or consolidation, (x) require the surviving entity to issue shares of convertible preferred stock or convertible debentures with such aggregate stated value or in such face amount, as the case may be, equal to the principal amount of Debentures then held by such Holder, plus all accrued and unpaid interest and other amounts owing thereon, which newly issued shares of preferred stock or debentures shall have terms identical (including with respect to conversion) to the terms of the Debentures (except, in the case of preferred stock, as may be required to reflect the differences between debt and equity) and shall be entitled to all of the rights and privileges of a Holder of Debentures set forth herein and the agreements pursuant to which the Debentures were issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon conversion thereof), and (y) simultaneously with the issuance of such convertible preferred stock or convertible debentures, shall have the right to convert such instrument only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation, or (D) in the event of an exchange or tender offer or other transaction contemplated by clause (3) of this Section, tender or exchange its principal amount of Debentures for such securities, stock, cash and other property receivable upon or deemed to be held by holders of Common Stock that have tendered or exchanged their shares of Common Stock following such tender or exchange, and such Holder shall be entitled upon such exchange or tender to receive such amount of securities, cash and property as the shares of Common Stock into which such principal amount of Debentures would have been converted (taking into account all then accrued and unpaid dividends) immediately prior to such tender or exchange would have been entitled as would have been issued. In the case of clause (C), the conversion price applicable for the newly issued shares of convertible preferred stock or convertible debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price stated herein. The terms of any such merger, sale, consolidation, tender or exchange shall include such terms so as continue to give the Holders of Debentures the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

            (d) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of the Common Stock solely for the purpose of issuance upon conversion of the Debentures and payment of interest on the Debentures, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(c)) upon the conversion of the outstanding principal amount of the Debentures and payment of interest hereunder. The Company covenants that all shares of the Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Securities Registration Statement has been declared effective under the Securities Act, registered for public sale in accordance with such Underlying Securities Registration Statement.

            (e) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

            (f) The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted.

            (g) Any and all notices or other communications or deliveries to be provided by the Holders of the Debentures hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at 1130 30th Street NW, Suite 500, Washington, DC 20007 (facsimile number (202) 625-4369, attention

Chief Financial Officer, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder of the Debentures at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 8:00 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 8:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) four days after deposit in the United States mail, (iv) the Business Day following the date of mailing, if send by nationally recognized overnight courier service, or
(v) upon actual receipt by the party to whom such notice is required to be given.

            Section 6. Definitions. For the purposes hereof, the following terms shall have the following meanings:

            "Average Price" on any date means the average Per Share Market Value for the five (5) Trading Days immediately preceding such date.

            "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

            "Change of Control Transaction" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company, (ii) a replacement at one time or over time of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger of the Company with or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

            "Common Stock" means the common stock, $.00025 par value, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Mandatory Prepayment Amount" for any Debentures shall equal the sum of (i) the greater of (A) 120% of the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon and (B) the principal amount of Debentures to be prepaid, plus all accrued and unpaid interest thereon, divided by the Conversion Price on (x) the date the Mandatory Prepayment Amount is demanded or otherwise due or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is less, multiplied by the Average Price on (x) the date the Mandatory Prepayment Amount is demanded or (y) the date the Mandatory Prepayment Amount is paid in full, whichever is greater, and
(ii) all other amounts, costs, expenses and liquidated damages due in respect of such Debentures.

            "Original Issue Date" shall mean the date of the first issuance of the Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

            "Per Share Market Value" on any particular date means (a) the closing bid price per share of the Common Stock on such date on a Subsequent Market, or (b) if the Common Stock is not then listed or quoted on a Subsequent Market, the closing bid price per share of the Common Stock on such date on the OTC Bulletin Board, or (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock on such date on the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices), or (d) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (e) if the Common Stock is not then publicly traded, the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the Holders of a majority interest of the principal amount of Debentures.

            "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

            ["Purchase Agreement" means a Securities Purchase Agreement between the Company and the original Holder, as amended modified or supplemented from time to time in accordance with its terms.]

            "Registration Rights Agreement" means the Registration Rights Agreement between the Company and the original Holder, as amended, modified or supplemented from time to time in accordance with its terms.

            "Security Agreement" means the Security Agreement, dated as of the date hereof between the Company and the original Holder, as amended modified or supplemented from time to time in accordance with its terms.

            "Trading Day" means (a) a day on which the Common Stock is traded on a Subsequent Market, or (b) if the Common Stock is not listed or quoted on a Subsequent Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted on the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean a Business Day.

            "Underlying Shares" means the shares of Common Stock issuable upon conversion of Debentures or as payment of interest in accordance with the terms hereof.

            Section 7. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. The Company may not voluntarily prepay the outstanding principal amount of the Debentures except with the previous written consent of the Holders.

            Section 8. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof. As long as there are Debentures outstanding, the Company shall not and shall cause it subsidiaries not to, without the consent of the Holders, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holders;
(ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities; or (iii) enter into any agreement with respect to any of the foregoing

            Section 9. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

            Section 10. This Debenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws thereof. The Company and the Holders hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

            Section 11. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

            Section 12. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

            Section 13. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business

Day in the appropriate calendar month).

            Section 14. The payment obligations under this Debenture and the obligations of the Company to the Holder arising upon the conversion of all or any of the Debentures in accordance with the provisions hereof are secured pursuant to the Security Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Company has caused this Secured Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

                              EUROTECH, LTD.


                              By:
                                 -------------------------------
                                 Name:
                                 Title:

Attest:


By:
   --------------------------
   Name:
   Title:

                                   EXHIBIT A

                             NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby elects to convert the attached Debenture into shares of common stock, $.00025 par value (the "Common Stock"), of EUROTECH, LTD. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.


Conversion calculations:      __________________________________________________
                              Date to Effect Conversion

                              __________________________________________________
                              Principal Amount of Debentures to be Converted

                              __________________________________________________
                              Number of shares of Common Stock to be Issued

                              __________________________________________________
                              Applicable Conversion Price

                              __________________________________________________
                              Signature

                              __________________________________________________
                              Name

                              __________________________________________________
                              Address